PROSPECTUS SUPPLEMENT -- July 8, 2003*

AXP(R) Tax-Exempt Bond Fund (Jan. 29, 2003) S-6310-99 X

The information in the "Investment Manager" section regarding who manages the Fund's portfolio is being replaced with:

The team that manages the Fund's portfolio is led by:

Terry Fettig, Portfolio Manager

o    Managed the Fund since 2003.

o    Leader of the municipal securities sector team.

o    Joined AEFC in 1986.

o    Began investment career in 1978.

o    MBA, University of Notre Dame.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

(the rest of the section remains unchanged)


S-6310-2 A (7/03)

* Valid until next prospectus update.
Destroy Jan. 29, 2004